Exhibit 99.1

Blucora Appoints Karthik Rao to the Board of Directors

DALLAS, Texas, Aug. 27, 2020 -- Blucora, Inc. (NASDAQ: BCOR), a provider of data and technology-driven tax software and wealth management solutions that empowers people to improve their financial wellness, today announced the appointment of Karthik Rao to the Company’s Board of Directors, effective August 28, 2020. Mr. Rao’s appointment increases the number of independent directors from seven to eight, as part of the company’s commitment to strong governance.
“Karthik’s deep expertise in the data and analytics that inform marketing decisions aligns incredibly well with core components of our growth strategy,” said Chris Walters, President and Chief Executive Officer of Blucora. “His insights and expertise will be a valuable asset as we move forward, and I am pleased to welcome him to our Board.”
Mr. Rao is an accomplished executive who currently serves as the Chief Operating Officer for Nielsen Global Media, a global provider of data, information and technology to the media and advertising industries, a role he has held since February 2020. Prior to this role, Mr. Rao has held a variety of executive positions within the Nielsen Corporation, spanning the United States, Middle East and Asia for Nielsen’s Connect and Media businesses where he most recently held the title of Chief Product, Technology & Operations Officer for Global Media from January 2019 to February 2020. Mr. Rao served as the CEO of Portfolio/Gracenote from January 2017 to December 2018. He has also served as the President of Agencies/Advertisers Division from December 2015 to December 2016, EVP of Digital Enablement from September 2014 to November 2015 as well as Managing Director for Media Analytics from July 2012 to August 2014. From March 2011 to July 2012, Mr. Rao served as the Managing Director-Greater China. From January 2009 to February 2011, he served as the Regional Managing Director-Asia Pacific, Consumer Insights & BASES. Prior to that, Mr. Rao held the position of Vice President/Country Leader-BASES from January 2007 to December 2008 and Director, Client Consulting from August 2000 to December 2006. Mr. Rao serves on the Diversity Council at Nielsen as the Executive Sponsor of the Asian American Employee Resource Group.
Mr. Rao has served as a board member for OpenSlate, a global source of brand safety and contextual analytics for digital video content, since 2019. He also has served as a member of the board for NCSolutions since 2019. Mr. Rao holds an M.A. in Economics from Loyola University, Chennai, India and a M.B.A in marketing from Illinois State University.
About Blucora®
Blucora, Inc. (NASDAQ: BCOR) is on the forefront of financial technology, a provider of data and technology-driven solutions that empowers people to improve their financial wellness. Blucora operates in two segments including (i) wealth management, through its Avantax Wealth Management business (formerly operating under the HD Vest and 1st Global brands), the largest U.S. tax-focused independent broker-dealer, with $69 billion in total client assets as of June 30, 2020, and its HK Financial services business, a leading CPA-focused registered investment advisor with $4.5 billion in total client assets as of June 30, 2020 and (ii) tax preparation, through its TaxAct business, a market leader in tax preparation software with approximately 3 million consumer and 20,000 professional users in 2020. With integrated tax focused software and wealth management, Blucora is uniquely positioned to assist our customers in achieving better long-term outcomes via holistic, tax-advantaged solutions. For more information on Blucora, visit www.blucora.com.

Contact:
Bill Michalek
Blucora Investor Relations
(972) 870-6463

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “future,” “will,” “projects,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: the impact of the coronavirus outbreak on our results of operations and our business, including the impact of the resulting economic and market disruption, the extension of tax filing deadlines and other related relief; our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain financial professionals, qualified employees, clients, and customers, as well as our ability to provide strong customer/client service; our ability to close, finance, and realize all of the anticipated benefits of our acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our future capital requirements and the availability of financing, if necessary; our ability to meet our current and future debt service obligations, including our ability to maintain compliance with our debt covenants; downgrade of the Company’s credit ratings; our ability to generate strong investment performance for our clients and the impact of the financial markets on our clients’ portfolios; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties or disgorgement, associated with our business being subjected to regulatory inquiries, investigations or initiatives; risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; the compromising of confidentiality, availability or integrity of information, including cyberattacks; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; risks related to goodwill and other intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our beliefs and expectations regarding the seasonality of our business; our assessments and estimates that determine our effective tax rate; and our ability to protect our intellectual property and the impact of any claim that we have infringed on the intellectual property rights of others. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.